Accounts Payable, Accrued Liabilities and Asset Retirement Obligations - Components Account Payable and Accrued Liabilities (Detail) $ in Thousands, $ in Millions	Dec. 31, 2021 MXN ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 MXN ($)
Accounts payable and accrued liabilities [abstract]
Suppliers	$ 87,942,106		$ 74,285,881
Sundry creditors	107,111,390		101,406,307
Interest payable	6,827,225		7,661,762
Guarantee deposits from customers	1,577,424		1,386,645
Dividends payable	3,029,536		2,254,877
Total	$ 206,487,681	$ 10,032	$ 186,995,472